EXHIBIT 10.1
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                        ASSIGNMENT OF INTEREST
                                  IN
                   OAK HILL STRATEGIC PARTNERS, L.P.


     This Assignment of Interest ("Assignment") in Oak Hill Strategic Partners, L.P., a Delaware limited partnership ("OHSP"), is made and entered into as of the 31st day of January, 2002 (the "Effective Date"), by and between 237/1290 UPPER TIER ASSOCIATES, L.P., a Delaware limited partnership ("Assignor"), and FW STRATEGIC ASSET MANAGEMENT, L.P., a Texas limited partnership ("Assignee"), with each of 237/1290 Upper Tier GP, Corp., a Delaware corporation ("UTLP GP Corp."), JMB/NYC Office Building Associates, L.P., an Illinois limited partnership ("JMB"), Carlyle Managers, Inc., a Delaware corporation ("Carlyle"), and OHSP executing this Assignment solely for the purposes set forth herein.

     IN CONSIDERATION OF the covenants set forth herein and other good and valuable consideration, the adequacy, receipt, and sufficiency of which are hereby acknowledged, the undersigned agree as follows:

     1. In consideration of Six Hundred Fifty Six Thousand Five Hundred Sixty-Six Dollars and No Cents ($656,566.00) (the "Purchase Price"), paid in accordance with Section 4.02(c) of the Restructuring Agreement (defined below) and Section 2 below, Assignor hereby conveys, transfers, and assigns to Assignee Assignor's entire interest (the "Assigned Interest") in OHSP, pursuant to that certain Restructuring Agreement dated October 27, 1999, among OHSP, Assignor, Assignee, UTLP GP Corp., JMB, and the other parties thereto (the "Restructuring Agreement"), which Assigned Interest shall include, without limitation, all of Assignor's interest in its capital account and all capital contributions made by it to OHSP with respect to the Assigned Interest and all of its interest in all profits, losses, gains, distributive share of tax items, reserves, credits, cash, distributions, partnership assets, and intangible rights in and of OHSP, all of which are appurtenant to the Assigned Interest. Assignee, as general partner of OHSP, hereby represents to each of Assignor, UTLP GP Corp. and JMB that the Purchase Price is the greater of (i) the Fair Market Value (as defined in the Restructuring Agreement) of the Assigned Interest or (ii) $656,566.

     2. In accordance with Section 4.02(e) of the Restructuring Agreement, the Purchase Price shall be paid concurrently herewith (without reduction for any fees, expenses or costs) by wire transfer to the partners of Assignor (i.e., UTLP GP Corp., as general partner, and JMB, as limited partner) as follows: 0.999% of the Purchase Price shall be wired to UTLP GP Corp. pursuant to the written wire instructions provided by UTLP GP Corp., and 99.001% of the Purchase Price shall be wired to JMB pursuant to written wire instructions provided by JMB.

     3. UTLP GP Corp., JMB, Carlyle, and OHSP each consent to the assignment of the Assigned Interest and the other transactions set forth in this Assignment which, with respect to JMB, shall constitute the consent of JMB for purposes of Section 6.1(D) of Assignor's Third Amended and Restated Limited Partnership Agreement.











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


     4. Assignor hereby represents and warrants to Assignee that (a) Assignor is the legal holder of the Assigned Interest and has good title thereto free and clear of all liens, restrictions, and encumbrances, except for restrictions of transfer set forth in the Restructuring Agreement and Assignor's Third Amended and Restated Limited Partnership Agreement; (b) Assignor has all requisite power, authority and capacity to enter into this Assignment and to perform its obligations hereunder; and (c) this Assignment will, upon its execution by all parties hereto, constitute a valid and legally binding agreement of Assignor enforceable in accordance with its terms, subject as to enforcement to laws relating to or affecting creditors' rights and to general equitable principles. The foregoing representations and warranties shall survive the execution and delivery of this Assignment.

     5. Assignee accepts the Assigned Interest from Assignor and Assignee agrees to abide by the provisions of the Agreement of Limited Partnership of OHSP, as amended, in place of Assignor.

     6. This Assignment may be executed in any number of counterparts, each of which shall be considered an original for all purposes, and all of which when taken together shall constitute a single counterpart instrument.

Executed signature pages to any counterpart instrument may be detached and affixed to a single counterpart, with such single counterpart with multiple executed signature pages affixed thereto constituting the original counterpart instrument. All of those counterpart pages shall be read as though one, and they shall have the same force and effect as if all the signers had executed a single signature page.

     7. This Assignment shall be governed by the laws of the State of New York without regard to principles of conflicts of law.





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


     This Assignment is executed effective as of the Effective Date.


                      ASSIGNOR
                      --------

                      237/1290 UPPER TIER ASSOCIATES, L.P., a
                      Delaware limited partnership

                      By:   237/1290 Upper Tier GP Corp.,
                            general partner


                            By:
                                  ------------------------------
                            Name:
                                  ------------------------------
                            Title:
                                  ------------------------------



                      ASSIGNEE
                      --------

                      FW STRATEGIC ASSET MANAGEMENT, L.P.,
                      a Texas limited partnership

                      By:   Strategic Genpar, Inc., general partner


                            By:
                                  ------------------------------
                            Name:
                                  ------------------------------
                            Title:
                                  ------------------------------


     The undersigned hereby execute this Assignment solely for the purposes set forth in Section 3 hereof.


                      237/1290 UPPER TIER GP CORP.,
                      a Delaware corporation


                      By:
                            ------------------------------------
                      Name:
                            ------------------------------------
                      Title:
                            ------------------------------------



                      JMB/NYC OFFICE BUILDING ASSOCIATES, L.P., an Illinois limited partnership

                      By:   Carlyle Managers, Inc., general partner


                            By:
                                  ------------------------------
                            Name:
                                  ------------------------------
                            Title:
                                  ------------------------------


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


                      CARLYLE MANAGERS, INC.,
                      a Delaware corporation


                      By:
                            ------------------------------------
                      Name:
                            ------------------------------------
                      Title:
                            ------------------------------------



                      OAK HILL STRATEGIC PARTNERS, L.P.,
                      a Delaware limited partnership

                      By:   FW Strategic Asset Management, L.P.,
                            general partner

                            By:   Strategic Genpar, Inc.,
                                  general partner


                                  By:
                                       -----------------------
                                  Name:
                                       -----------------------
                                  Title:
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